UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 31, 2024, The Kroger Co. (the “Company”) announced that it has extended the expiration date of the previously announced offers to exchange (collectively, the “Exchange Offers”) any and all outstanding notes (the “ACI Notes”) issued by Albertsons Companies, Inc. (“ACI”), New Albertsons, L.P., Safeway Inc., Albertson’s LLC, Albertsons Safeway LLC and American Stores Company, LLC (collectively, the “ACI Issuing Entities”), for up to $7,441,608,000 aggregate principal amount of new notes to be issued by the Company and cash. Additionally, the Company announced today that it has extended the expiration date for the related solicitations of consents (collectively, the “Consent Solicitations”) to adopt certain proposed amendments (the “Proposed Amendments”) to each of the indentures (each an “ACI Indenture” and, collectively, the “ACI Indentures”) governing the ACI Notes, solely with respect to the Unconsented Series (as defined in the Company’s press release issued on September 11, 2024, a copy of which was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 11, 2024). The Company extended such expiration date from 5:00 p.m., New York City time, on November 1, 2024, to 5:00 p.m., New York City time, on November 7, 2024 (as the same may be further extended, the “Expiration Date”).

The Exchange Offers and Consent Solicitations were commenced in connection with the pending merger between a wholly owned direct subsidiary of the Company and ACI, with ACI surviving the merger as a direct, wholly owned subsidiary of the Company (the “Merger”) and are being made solely pursuant to the terms and subject to the conditions described in the confidential offering memorandum and consent solicitation statement dated August 15, 2024, as amended by subsequent press releases issued by the Company, in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are conditioned, among other things, upon the closing of the Merger. The settlement of the Exchange Offers and Consent Solicitations is expected to occur promptly after the Expiration Date and is expected to occur on or promptly after the closing date of the Merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

(99.1)	Press Release, dated October 31, 2024.

(104)	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

October 31, 2024	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Senior Vice President, General Counsel and Secretary